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                                                      DRAFT - September 14, 1998




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported): September 11, 1998



                           STRATEGIC DIAGNOSTICS INC.
                 (Exact name of issuer as specified in charter)

            Delaware                                    0-68440                                  56-1581761
  (State or Other Jurisdiction                        (Commission                             (I.R.S. Employer
       of Incorporation or                                file                                  Identification
          Organization)                                 number)                                    Number)

                               111 Pencader Drive
                             Newark, Delaware 19702
                    (Address of principal executive offices)


                                 (302) 456-6789
              (Registrant's telephone number, including area code)


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Item 4.           Changes in Registrant's Certifying Accountant.

          Arthur Andersen LLP has been the principal accountant for Strategic Diagnostics Inc. (the "Company") since January 29, 1997. On September 11, 1998, the Company determined to terminate Arthur Andersen LLP's appointment as principal accountants of the Company and to engage KPMG Peat Marwick LLP as the Company's independent accountants. The decision to engage KPMG Peat Marwick LLP and to terminate Arthur Andersen LLP was recommended to and approved by the audit committee of the board of directors on September 11, 1998.

         Since its engagement on January 29, 1997 and in connection with the audit of the fiscal year ended December 31, 1997, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

         The audit report of Arthur Andersen LLP on the consolidated financial statements of the Company as of December 31, 1997 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

         The Company has requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated September 17, 1998 is filed as Exhibit 16.1 to this Report on Form 8-K.

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Item 7.  Financial Statements, Pro Forma Financial Information
and Exhibits.

       Exhibit No.                                  Description
       -----------                                  -----------

       16.1                                 Letter from Arthur Andersen LLP

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        STRATEGIC DIAGNOSTICS INC.


Date:  September 17, 1998                     By: /s/ Arthur A. Koch
                                                 -----------------------------
                                                 Arthur A. Koch, Jr.
                                                 Vice President-Finance and
                                                 Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
  No.                                       Description
-------                                     -----------

16.1                                 Letter from Arthur Andersen LLP